                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 18, 1997
                                                 ------------------


                          Central Garden & Pet Company
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-20242                     68-0275553
          --------                    -------                     ----------
(State or other jurisdiction     (Commission File               (IRS Employer
      of incorporation)               Number)                Identification No.)



3697 Mt. Diablo Boulevard, Lafayette, California                    94549
------------------------------------------------                    -----
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (510) 283-4573
                                                   ------------------------


                                  Inapplicable
                                  ------------
          (Former name or former address if changed since last report)


Exhibit Index located on page 3
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On December 19, 1997, Central Garden & Pet Company issued a press release announcing the consummation of the acquisition of the outstanding stock of T.F.H. Publications, Inc. ("TFH"). TFH, based in Neptune City, New Jersey, is a manufacturer of premium dog chews and the largest producer of pet books in the U.S.

Item 7.  Financial Statement and Exhibits
         --------------------------------

         (a)        Financial Statements - Not Applicable

         (b)        Pro Forma Financial Information - Not Applicable.

         (c)        See attached Exhibit Index.
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                                 EXHIBIT INDEX

Number           Exhibit

1.1              Press Release dated December 19, 1997.






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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CENTRAL GARDEN & PET COMPANY


                                      By   /s/ Robert B. Jones
                                           -------------------
                                           Robert B. Jones, Vice President
                                           and Chief Financial Officer

Dated:  December 22, 1997

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